Annual Report

                                  Corporate

                                  Income

                                  Fund

                                  ------------
                                  May 31, 2000
                                  ------------

[LOGO]

T. ROWE PRICE

Report Highlights
--------------------------------------------------------------------------------

Corporate Income Fund

o The strong economy and rising interest rates limited returns for bonds and your fund.

o Fund results for the 6- and 12-month periods were slightly negative but compared favorably with the benchmark index and competing funds.

o Higher-quality bonds outperformed lower-quality securities during the period.

o We remained focused on finding attractive yields and broadly diversifying the portfolio.

o Corporate bond yields currently look attractive compared with other fixed-income sectors.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

The U.S. economy continued on its path of high employment, robust economic growth, and strong consumer confidence during the past year. With the pool of available workers in the U.S. shrinking and the outlook for global economic growth also improving, the Federal Reserve raised the federal funds target rate six times since June 1999 in a preemptive strike against higher inflation. The powerful economy created a negative environment for fixed-income investments. As a result, corporate bonds and your fund posted slightly negative results for the past six months and year.

      MARKET ENVIRONMENT

            The year ended May 31, 2000, was volatile for corporate bond markets, largely due to aggressive Fed tightening designed to cool an economy that continues to expand strongly. Lower-quality corporate bonds, including BBB, high-yield, and split-rated bonds (those rated BBB and BB by different rating agencies) significantly underperformed both Treasuries and higher-quality corporate securities - although returns were modest for them as well. (See table on page 2.) During the past six months, the Treasury yield curve inverted, meaning that yields on longer-term obligations were lower than those on shorter-term Treasuries. The 30-year Treasury yield fell from 6.30% six months ago to 6.01% at the end of May, while the rate on two-year Treasury notes rose from 6.01% to 6.67%.

            For the first time in recent history, the Treasury curve inversion occurred in response to larger-than-expected Federal budget surpluses and a reduction in outstanding long-term Treasury bonds, rather

      --------------------
      INTEREST RATE LEVELS
      --------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

      --------------------------------------------------------------------------

------------------------------
  CORPORATE BONDS
TOTAL RETURN BY CREDIT QUALITY
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

      Source: Solomon Smith Barney Holdings, Inc.

            than to concerns about a possible recession or credit-market upheaval. Yields on corporate bonds, particularly lower-quality bonds, continued to rise as investors demanded higher yields in return for taking on greater risk. Together, these factors resulted in weaker returns for intermediate and longer-term corporate bonds versus comparable Treasuries.

            The environment for investment-grade corporate bonds (those rated BBB and higher) was challenging through most of the past year, but higher-rated bonds and those representing significant components of the major benchmarks outperformed lower-quality and less-liquid securities. Yankee bonds (foreign securities denominated in U.S. dollars) were also relatively strong. Toward the end of the reporting period, there were signs that the sizable yield advantage offered by lower-quality corporate bonds was beginning to attract investors to this part of the corporate bond market.

PERFORMANCE AND STRATEGY REVIEW

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 5/31/00                                6 Months          12 Months
================================================================================

Corporate Income Fund                                  -0.08%            -0.63%
--------------------------------------------------------------------------------
Lehman Baa Corporate
Bond Index                                             -1.23             -0.99
--------------------------------------------------------------------------------
Lipper Corporate Debt
BBB Funds Average                                      -0.37             -0.67
--------------------------------------------------------------------------------

            Your fund posted slightly negative returns for the 6- and 12-month periods ended May 31, 2000. However, results were ahead of those provided by both the Lehman Baa Corporate Bond Index and the Lipper Corporate Debt BBB Funds Average. Fund performance for the past six months reflected a decline in the share price from $9.15 last November to $8.80 at the end of May, which was mostly offset by dividend income of $0.34 per share. For the 12-month period, the drop in share price of $0.74 per share was partly offset by $0.68 in dividend income.

            The fund's performance advantage over the benchmarks was attributable to good results from Yankee bonds. We had taken positions in Brazilian and Mexican bonds prior to the latter's credit upgrade from Moody's Investors Service, which led to a rally in those bonds. In addition, our holdings of convertible preferred securities and some high-yielding stocks recovered during the past few months, aiding performance. Their yields are attractive and offer some protection against further price declines, as well as the potential for long-term capital appreciation.

            Some of our smaller holdings developed problems during the past year, including the bonds of Rite-Aid, which we sold, and Safelite Glass, which we will continue to hold until the company's strategy for recovery becomes clearer.

-----------------------
QUALITY DIVERSIFICATION
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

B Rated                   8%

BB Rated                 17%

BBB Rated                48%

A Rated and above        27%

--------------------------------------------------------------------------------

            Given our outlook for continued U.S. economic expansion and rising rates, we maintained a neutral duration relative to the Lehman index during the past six months. (Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of six years would fall or rise about 6% in price in response to a one-percentage-point rise or fall in interest rates.) Also, in a portfolio strategy shift, we elected to diversify our assets among a greater number of holdings in response to investors' growing intolerance for negative news about portfolio companies. We sold some issues and reinvested the proceeds in more widely held issues within the BBB sector, which should further improve the portfolio's liquidity and allow us to take better advantage of opportunities when they arise.

            As always, our primary strategy emphasizes fundamental credit analysis of the companies and sectors we invest in, which enables us to buy higher-yielding bonds with stable-to-improving credit outlooks.

OUTLOOK

      While the U.S. economy remains strong, there have been some early indications that growth may be slowing. Stocks have retreated from their lofty levels, and fixed-income investors are waiting for clues about whether the Fed is nearing the end of its tightening cycle. However, with the attractive yields available at present, we believe investors in corporate bonds are being adequately compensated for the risk of further short-term rate hikes.

      Going forward, we do not expect the degree of volatility and lack of liquidity experienced last year to continue much longer. The risk premiums built into the yields of BBB, split-rated, and high-yield securities appear to have discounted additional rate hikes, and we expect the yield difference between lower- and high-quality corporate bonds to narrow, resulting in good returns for lower-quality bonds. In our view, the corporate bond market currently offers an attractive opportunity for investors.

      Thank you for investing with T. Rowe Price.

      Respectfully submitted,


      /s/ Robert M. Rubino

      Robert M. Rubino
      Chairman of the Investment Advisory Committee

      June 16, 2000

T. ROWE PRICE CORPORATE INCOME FUND
================================================================================

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

      KEY STATISTICS

                                                              11/30/99   5/31/00
      ==========================================================================
      Price Per Share                                          $ 9.15    $ 8.80
      --------------------------------------------------------------------------
      Dividends Per Share
      --------------------------------------------------------------------------
           For 6 months                                          0.34      0.34
           ---------------------------------------------------------------------
           For 12 months                                         0.67      0.68
           ---------------------------------------------------------------------
      Dividend Yield *
      --------------------------------------------------------------------------
           For 6 months                                          7.35%     7.75%
           ---------------------------------------------------------------------
           For 12 months                                         7.28      7.69
           ---------------------------------------------------------------------
      30-Day Standardized Yield                                  8.13      8.98
      --------------------------------------------------------------------------
        Weighted Average Maturity (years)                       13.2      11.7
      --------------------------------------------------------------------------
        Weighted Average Effective Duration (years)              5.8       5.5
      --------------------------------------------------------------------------
        Weighted Average Quality **                             BBB+       BBB+
      ==========================================================================

      *     Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value at the end of the period.
      **    Based on T. Rowe Price research.

T. ROWE PRICE CORPORATE INCOME FUND
================================================================================

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

      SECTOR DIVERSIFICATION

                                                         Percent of   Percent of
                                                         Net Assets   Net Assets
                                                          11/30/99      5/31/00
      ==========================================================================

      Banking                                                 11%         12%
      --------------------------------------------------------------------------
      Energy and Petroleum                                     9           8
      --------------------------------------------------------------------------
      Foreign Government and Municipalities                   --           6
      --------------------------------------------------------------------------
      Long Distance                                            4           5
      --------------------------------------------------------------------------
      Media and Communications                                 6           5
      --------------------------------------------------------------------------
      Paper and Paper Products                                 5           4
      --------------------------------------------------------------------------
      Money Market Funds*                                      4           4
      --------------------------------------------------------------------------
      Aerospace and Defense                                    3           4
      --------------------------------------------------------------------------
      Food and Tobacco                                         4           3
      --------------------------------------------------------------------------
      Railroads                                                2           3
      --------------------------------------------------------------------------
      Airlines                                                 2           3
      --------------------------------------------------------------------------
      U.S. Treasury Obligations                                2           3
      --------------------------------------------------------------------------
      Services                                                 2           3
      --------------------------------------------------------------------------
      GNMA                                                    --           2
      --------------------------------------------------------------------------
      Wireless Communications                                  1           2
      --------------------------------------------------------------------------
      Transportation Services                                 --           2
      --------------------------------------------------------------------------
      Electric Utilities                                       3           2
      --------------------------------------------------------------------------
      All Other                                               40          29
      --------------------------------------------------------------------------
      Other Assets Less Liabilities                            2          --
      ==========================================================================
      Total                                                  100%        100%

      * See notes at end of financial statements.

T. ROWE PRICE CORPORATE INCOME FUND
================================================================================

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

      This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

      CORPORATE INCOME FUND
      --------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

      --------------------------------------------------------------------------

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

      This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                               Since   Inception
      Periods Ended 5/31/00           1 Year     3 Years   Inception        Date
      ==========================================================================
      Corporate Income Fund           -0.63%       3.81%       4.73%    10/31/95
      --------------------------------------------------------------------------

      Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE CORPORATE INCOME FUND
================================================================================

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                        Year                                                               10/31/95
                                       Ended                                                                Through
                                     5/31/00           5/31/99           5/31/98           5/31/97          5/31/96
NET ASSET VALUE
Beginning of period                $     9.54        $    10.39        $     9.81        $     9.58        $    10.00
                                   ----------------------------------------------------------------------------------

Investment activities
  Net investment income (loss)           0.68*             0.70*             0.75*             0.73*             0.44*
  Net realized and
  unrealized gain (loss)                (0.74)            (0.83)             0.59              0.23             (0.42)
                                   ----------------------------------------------------------------------------------

  Total from
  investment activities                 (0.06)            (0.13)             1.34              0.96              0.02
                                   ----------------------------------------------------------------------------------

Distributions
  Net investment income                 (0.68)            (0.70)            (0.76)            (0.73)            (0.44)
  Net realized gain                        --             (0.02)               --                --                --
                                   ----------------------------------------------------------------------------------
  Total distributions                   (0.68)            (0.72)            (0.76)            (0.73)            (0.44)
                                   ----------------------------------------------------------------------------------

NET ASSET VALUE
End of period                      $     8.80        $     9.54        $    10.39        $     9.81        $     9.58
                                   ==================================================================================

--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------

Total return ^                          (0.63%)*          (1.21%)*          13.96%*           10.35%*            0.09%*
------------------------------------------------------------------------------------------------------------------------
Ratio of total expenses to
average net assets                       0.80%*            0.80%*            0.80%*            0.80%*            0.80%*+
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                               7.44%*            7.12%*            7.33%*            7.55%*            7.56%*+
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                  90.9%            140.8%            146.0%            119.5%             70.5%+
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $   43,725        $   50,822        $   42,829        $   20,732        $   12,461
------------------------------------------------------------------------------------------------------------------------

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.80% voluntary expense limitation in effect through 5/31/01.
+     Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CORPORATE INCOME FUND
================================================================================
                                                                    May 31, 2000

-----------------------
STATEMENT OF NET ASSETS                                      Par/Shares   Value
--------------------------------------------------------------------------------
                                                                 In thousands
      -------------------------------
      CORPORATE BONDS AND NOTES 83.5%
      -------------------------------

      Aerospace & Defense 3.7%

      Lockheed Martin, 8.20%, 12/1/09                         $    800   $   781
      --------------------------------------------------------------------------
      Newport News Shipbuilding, Sr. Notes,
        8.625%, 12/1/06                                            400       384
      --------------------------------------------------------------------------
      Raytheon, 5.70%, 11/1/03                                     500       465
      --------------------------------------------------------------------------
                                                                           1,630
                                                                         -------
      Banking 12.1%

      Banco Generale, Sr. Sub. Notes, (144a),
        7.70%, 8/1/02                                              900       849
      --------------------------------------------------------------------------
      Banco Santiago, Sub. Notes, 7.00%, 7/18/07                 1,000       868
      --------------------------------------------------------------------------
      Bank United, MTN, 8.00%, 3/15/09                             750       662
      --------------------------------------------------------------------------
      Imperial Bank, Sub. Notes, 8.50%, 4/1/09                     725       656
      --------------------------------------------------------------------------
      M&I Marshall & Ilsley Bank, Sr. Sub. Notes,
        7.875%, 3/15/10                                            450       438
      --------------------------------------------------------------------------
      MBNA America Bank, Sub. Notes, 6.75%, 3/15/08                900       799
      --------------------------------------------------------------------------
      Sanwa Finance Aruba, Gtd. Notes, 8.35%, 7/15/09              500       504
      --------------------------------------------------------------------------
      Sumitomo Bank, 8.50%, 6/15/09                                500       508
                                                                           5,284
                                                                         -------
      Beverages  0.8%

      Coca Cola Femsa, 8.95%, 11/1/06                              375       365
      --------------------------------------------------------------------------
                                                                             365
                                                                         -------
      Broadcasting  0.6%

      Chancellor Media

          Sr. Notes, 8.00%, 11/1/08                                125       125
          ----------------------------------------------------------------------
          Sub. Notes, 8.125%, 12/15/07                             125       125
          ----------------------------------------------------------------------
                                                                             250
                                                                         -------
      Building and Real Estate 1.4%

      Lennar, Sr. Notes, (144a), 9.95%, 5/1/10                     150       143
      --------------------------------------------------------------------------
      Regency Centers, 7.40%, 4/1/04                               500       473
      --------------------------------------------------------------------------
                                                                             616
                                                                         -------
      Cable Operators 1.5%

      Lenfest Communications, Sr. Sub. Notes,
        10.50%, 6/15/06                                            250       270
      --------------------------------------------------------------------------
      Northland Cable Television, Sr. Sub. Notes,
        10.25%, 11/15/07                                           250       222
      --------------------------------------------------------------------------
      Rogers Cablesystems, Sr. Sub. Deb.,
        11.00%, 12/1/15                                            150       161
      --------------------------------------------------------------------------
                                                                             653
                                                                         -------
      Conglomerates  1.7%

      Hutchison Whampoa Finance, (144a),
        7.45%, 8/1/17                                              850       749
      --------------------------------------------------------------------------
                                                                             749
                                                                         -------
      Container  1.0%

      Ball, Sr. Notes, 7.75%, 8/1/06                               300       277
      --------------------------------------------------------------------------

T. ROWE PRICE CORPORATE INCOME FUND
================================================================================

                                                             Par/Shares   Value
--------------------------------------------------------------------------------
                                                                 In thousands

      Consolidated Container, Sr. Sub. Notes,
        10.125%, 7/15/09                                     $   150    $    148
      --------------------------------------------------------------------------
                                                                             425
                                                                        --------
      Electric Utilities 2.1%

      Korea Electric Power, 7.00%, 10/1/02                       500         483
      --------------------------------------------------------------------------
      South Carolina Electric & Gas, 1st Mtg. Bonds,
        6.125%, 3/1/09                                           490         425
      --------------------------------------------------------------------------
                                                                             908
                                                                        --------
      Energy 5.8%

      Amerigas Partners, Sr. Notes, 10.125%, 4/15/07             200         200
      --------------------------------------------------------------------------
      Energy Corporation of America, Sr. Sub. Notes,
        9.50%, 5/15/07                                           100          66
      --------------------------------------------------------------------------
      Offshore Logistics, Sr. Notes, (144a),
        7.875%, 1/15/08                                          100          90
      --------------------------------------------------------------------------
      PDVSA Finance Limited, 6.80%, 11/15/08                     500         397
      --------------------------------------------------------------------------
      Pride Petroleum Services, Sr. Notes, 9.375%, 5/1/07        200         194
      --------------------------------------------------------------------------
      YPF Sociedad Anonima, 10.00%, 11/2/28                    1,500       1,603
      --------------------------------------------------------------------------
                                                                           2,550
                                                                        --------
      Entertainment and Leisure 1.0%

      Premier Parks, Sr. Notes, 9.75%, 6/15/07                   100          96
      --------------------------------------------------------------------------
      Time Warner, 8.11%, 8/15/06                                350         349
      --------------------------------------------------------------------------
                                                                             445
                                                                        --------
      Food and Tobacco 3.5%

      Doane Pet Care, Sr. Sub. Notes, 9.75%, 5/15/07             250         218
      --------------------------------------------------------------------------
      Keebler, Sr. Sub. Notes, 10.75%, 7/1/06                    250         266
      --------------------------------------------------------------------------
      Philip Morris, 7.00%, 7/15/05                              450         418
      --------------------------------------------------------------------------
      UST, Sr. Sub. Notes, (144a) 8.80%, 3/15/05                 650         631
      --------------------------------------------------------------------------
                                                                           1,533
                                                                        --------
      Foreign Government and Municipalities 6.2%

      Korea Development Bank, 7.125%, 4/22/04                    600         572
      --------------------------------------------------------------------------
      Petroleos Mexicanos, Gtd. Notes, 9.25%, 3/30/18            750         688
      --------------------------------------------------------------------------
      Republic of Brazil, 11.625%, 4/15/04                       455         450
      --------------------------------------------------------------------------
      United Mexican States, 9.875%, 2/1/10                    1,000         993
      --------------------------------------------------------------------------
                                                                           2,703
                                                                        --------
      Gaming 1.9%

      Harrahs, Gtd. Sr. Sub. Notes, 7.875%, 12/15/05             250         230
      --------------------------------------------------------------------------
      International Game Technology, Sr. Notes,
        8.375%, 5/15/09                                          150         139
      --------------------------------------------------------------------------
      Mohegan Tribal Gaming, Sr. Notes, 8.125%, 1/1/06           250         233
      --------------------------------------------------------------------------
      Park Place Entertainment, Sr. Sub. Notes,
        7.875%, 12/15/05                                         250         228
      --------------------------------------------------------------------------
                                                                             830
                                                                        --------
      Health Care Services 0.4%

      Tenet Healthcare, Sr. Notes, 8.00%, 1/15/05                200         187
      --------------------------------------------------------------------------
                                                                             187
                                                                        --------

T. ROWE PRICE CORPORATE INCOME FUND
================================================================================

                                                             Par/Shares   Value
--------------------------------------------------------------------------------
                                                                 In thousands

      Insurance 1.9%

      Fairfax Financial, 8.25%, 10/1/15                       $   500    $   420
      --------------------------------------------------------------------------
      Frank Russell, (144a), 5.625%, 1/15/09                      500        431
      --------------------------------------------------------------------------
                                                                             851
                                                                         -------
      Internet Service Providers 0.6%

      PSINet, Sr. Notes, 10.00%, 2/15/05                          300        265
      --------------------------------------------------------------------------
                                                                             265
                                                                         -------
      Investment Dealers 1.1%

      Paine Webber, 6.45%, 12/1/03                                500        469
      --------------------------------------------------------------------------
                                                                             469
                                                                         -------
      Lodging 0.1%

      Courtyard by Marriott II, Sr. Notes,
       10.75%, 2/1/08                                              50         49
      --------------------------------------------------------------------------
                                                                              49
                                                                         -------
      Long Distance 5.5%

      AT&T, 6.50%, 3/15/29                                        725        591
      --------------------------------------------------------------------------
      Qwest Communications International, Sr. Notes,
       7.25%, 11/1/08                                             500        458
      --------------------------------------------------------------------------
      Sprint Capital, Sr. Notes, 6.875%, 11/15/28               1,000        838
      --------------------------------------------------------------------------
      Williams Communications Group, Sr. Notes,
       10.875%, 10/1/09                                           500        502
      --------------------------------------------------------------------------
                                                                           2,389
                                                                         -------
      Manufacturing 0.6%

      Tyco International, 6.125%, 11/1/08                         300        259
      --------------------------------------------------------------------------
                                                                             259
                                                                         -------
      Media and Communications 4.6%

      News America, 6.75%, 1/9/38                               1,500      1,297
      --------------------------------------------------------------------------
      Seagrams, Sr. Notes, 6.80%, 12/15/08                        800        704
      --------------------------------------------------------------------------
                                                                           2,001
                                                                         -------
      Metals and Mining 1.7%

      Cyprus Amax Minerals, Sr. Notes, 7.375%, 5/15/07            500        462
      --------------------------------------------------------------------------
      P&L Coal, Sr. Notes, 8.875%, 5/15/08                        300        273
      --------------------------------------------------------------------------
                                                                             735
                                                                         -------
      Miscellaneous Consumer Products 0.6%

      Herff Jones, Sr. Sub. Notes, 11.00%, 8/15/05                250        257
      --------------------------------------------------------------------------
                                                                             257
                                                                         -------
      Oil Field Services 0.8%

      Halliburton, 5.625%, 12/1/08                                400        348
      --------------------------------------------------------------------------
                                                                             348
                                                                         -------
      Paper and Paper Products 4.4%

      Abitibi Consolidated, 6.95%, 4/1/08                         400        353
      --------------------------------------------------------------------------
      Bowater, 9.375%, 12/15/21                                   500        516
      --------------------------------------------------------------------------

T. ROWE PRICE CORPORATE INCOME FUND
================================================================================

                                                           Par/Shares     Value
--------------------------------------------------------------------------------
                                                                 In thousands

      Celulosa Arauco Y Constitucion, 7.50%, 9/15/17         $   725     $   592
      --------------------------------------------------------------------------
      Packaging Corp. of America, Sr. Sub. Notes,
        9.625%, 4/1/09                                           250         245
      --------------------------------------------------------------------------
      Repap New Brunswick, Sr. Sec. Notes, 11.50%, 6/1/04        200         200
      --------------------------------------------------------------------------
                                                                           1,906
                                                                         -------

      Petroleum 0.7%

      Phillips Petroleum, 8.75%, 5/25/10                         300         306
      --------------------------------------------------------------------------
                                                                             306
                                                                         -------
      Printing and Publishing 0.6%

      Hollinger International Publishing, Sr. Sub. Notes,
        9.25%, 3/15/07                                           250         243
      --------------------------------------------------------------------------
                                                                             243
                                                                         -------
      Railroads 2.7%

      Norfolk Southern, Sr. Notes, 8.625%, 5/15/10               650         659
      --------------------------------------------------------------------------
      Union Pacific, 6.625%, 2/1/08                              600         543
      --------------------------------------------------------------------------
                                                                           1,202
                                                                         -------
      Retail 0.0%

      Safelite Glass, Sr. Sub. Notes, 9.875%, 12/15/06           100           1
      --------------------------------------------------------------------------
                                                                               1
                                                                         -------
      Savings and Loan 1.3%

      Bank United, 10.25%, 12/31/26                              700         588
      --------------------------------------------------------------------------
                                                                             588
                                                                         -------
      Services 2.5%

      Coinmach, Sr. Notes, 11.75%, 11/15/05                      250         238
      --------------------------------------------------------------------------
      Intertek Finance, Sr. Sub. Notes, 10.25%, 11/1/06           75          62
      --------------------------------------------------------------------------
      Mastec, Sr. Sub. Notes, 7.75%, 2/1/08                      250         230
      --------------------------------------------------------------------------
      Waste Management,  7.70%, 10/1/02                          600         573
      --------------------------------------------------------------------------
                                                                           1,103
                                                                         -------
      Specialty Chemicals 1.3%

      American Pacific, Sr. Notes, 9.25%, 3/1/05                 175         173
      --------------------------------------------------------------------------
      ISP Holdings, Sr. Notes, 9.75%, 2/15/02                    200         194
      --------------------------------------------------------------------------
      Octel, Sr. Notes, 10.00%, 5/1/06                           200         185
      --------------------------------------------------------------------------
                                                                             552
                                                                         -------
      Telephones 0.9%

      BellSouth Telecommunications, 6.375%, 6/1/28               500         401
      --------------------------------------------------------------------------
                                                                             401
                                                                         -------
      Textiles and Apparel 0.4%

      Westpoint Stevens, Sr. Notes, 7.875%, 6/15/05              200         168
      --------------------------------------------------------------------------
                                                                             168
                                                                         -------

      Transportation (excluding Railroads) 1.3%

      Allied Holdings, Gtd. Sr. Sub. Notes, 8.625%, 10/1/07      125         111
      --------------------------------------------------------------------------

T. ROWE PRICE CORPORATE INCOME FUND
================================================================================

                                                           Par/Shares     Value
--------------------------------------------------------------------------------
                                                                 In thousands

      TravelCenters of America, Sr. Sub. Notes,
        10.25%, 4/1/07                                      $    250    $    236
      --------------------------------------------------------------------------
      Westinghouse Air Brake, Sr. Notes,
        9.375%, 6/15/05                                          250         241
      --------------------------------------------------------------------------
                                                                             588
                                                                        --------
      Transportation Services 2.2%

      Amerco, Sr. Notes, 8.80%, 2/4/05                         1,000         946
      --------------------------------------------------------------------------
                                                                             946
                                                                        --------

      Wireless Communications 2.3%

      Rogers Cantel
          Sr. Secured Deb.
              9.375%, 6/1/08                                     125         125
              ------------------------------------------------------------------
              9.75%, 6/1/16                                      125         131
              ------------------------------------------------------------------
      Vodafone Airtouch, (144a), 7.75%, 2/15/10                  500         485
      --------------------------------------------------------------------------
      VoiceStream Wireless, Sr. Notes,
        10.375%, 11/15/09                                        250         253
      --------------------------------------------------------------------------
                                                                             994
                                                                        --------
      Wireline Communications 1.7%

      Intermedia Communications, Sr. Notes,
        9.50%, 3/1/09                                            250         229
      --------------------------------------------------------------------------
      Metronet Communications, Sr. Disc. Notes
              STEP, 0%, 6/15/08                                  400         320
      --------------------------------------------------------------------------
      Nextlink Communications, Sr. Disc. Notes
              STEP, 0%, 6/1/09                                   350         200
      --------------------------------------------------------------------------
                                                                             749
                                                                        --------
      Total Corporate Bonds and Notes (Cost  $38,694)                     36,498
                                                                        --------

      ----------------------------
      ASSET-BACKED SECURITIES 5.3%
      ----------------------------

      Airlines 2.7%

      Atlas Air
          ETC, 8.77%, 1/2/11                                     957         929
          ----------------------------------------------------------------------
          (144a), 9.702%, 1/2/10                                 250         248
      --------------------------------------------------------------------------
                                                                           1,177
                                                                        --------
      Banking 1.1%

      MBNA Master Credit Card Trust, Sub. Notes,
        6.65%, 7/17/06                                           500         476
      --------------------------------------------------------------------------
                                                                             476
                                                                        --------

      Petroleum  1.5%

      Pemex Finance Limited, (144a), 9.03%, 2/15/11              675         659
      --------------------------------------------------------------------------
                                                                             659
                                                                        --------
      Total Asset-Backed Securities (Cost  $2,381)                         2,312
                                                                        --------

T. ROWE PRICE CORPORATE INCOME FUND
================================================================================

                                                           Par/Shares     Value
--------------------------------------------------------------------------------
                                                                 In thousands
      --------------------------------
      U.S. GOVERNMENT OBLIGATIONS 2.6%
      --------------------------------

      U.S. Treasury Obligations  2.6%

      U.S. Treasury Bonds, 6.125%, 8/15/29                   $   610    $    608
      --------------------------------------------------------------------------
      U.S. Treasury Inflation-Indexed Notes,
        3.375%, 1/15/07                                          540         514
      --------------------------------------------------------------------------
      Total U.S. Government Obligations (Cost  $1,130)                     1,122
                                                                        --------
      -----------------------------------------------
      U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 2.3%
      -----------------------------------------------

      U.S. Government Guaranteed Obligations 2.3%

      Government National Mortgage Assn., I, 6.50%,
        1/15/30                                                1,100       1,029
      --------------------------------------------------------------------------
      Total U.S. Government Mortgage-Backed Securities
        (Cost $1,023)                                                      1,029
                                                                        --------
      --------------------------------------
      EQUITY AND CONVERTIBLE SECURITIES 2.1%
      --------------------------------------

      Building and Real Estate 1.6%

      Crescent Real Estate Equities, REIT, Cv. Pfd.,
        (Series A), 6.75%                                          6          93
      --------------------------------------------------------------------------
      Equity Residential Properties Trust, REIT,
        Cv. Pfd., 7.25%                                            8         174
      --------------------------------------------------------------------------
      Kimco Realty, REIT, Cv. Pfd.                                 4         102
      --------------------------------------------------------------------------
      Reckson Associates Realty, REIT, Cv. Pfd.,
        (Series A), 7.625%                                        15         305
      --------------------------------------------------------------------------
                                                                             674
                                                                        --------
      Electric Utilities  0.5%

      Potomac Electric Power, Common                               5         124
      --------------------------------------------------------------------------
      Scottish Power ADR, Common                                   3          84
      --------------------------------------------------------------------------
                                                                             208
                                                                        --------

      Miscellaneous Consumer Products 0.0%

      UST, Common                                                  1          15
      --------------------------------------------------------------------------
                                                                              15
                                                                        --------
      Total Equity and Convertible Securities (Cost $908)                    897
                                                                        --------
      ----------------------
      CONVERTIBLE BONDS 0.3%
      ----------------------

      Miscellaneous Business Services  0.3%

      Waste Management, 4.00%, 2/1/02                            150         136
      --------------------------------------------------------------------------
      Total Convertible Bonds (Cost  $129)                                   136
                                                                        --------
      -----------------------
      MONEY MARKET FUNDS 3.7%
      -----------------------

      Reserve Investment Fund, 6.48%#                          1,633       1,633
      --------------------------------------------------------------------------
      Total Money Market Funds (Cost $1,633)                               1,633
                                                                        --------

T. ROWE PRICE CORPORATE INCOME FUND
================================================================================

                                                           Par/Shares     Value
--------------------------------------------------------------------------------
                                                                 In thousands

-------------------------------
Total Investments in Securities
-------------------------------
99.8% of Net Assets (Cost $45,898)                                     $ 43,627

-------------------------------
Futures Contracts
-------------------------------
In thousands

                                                 Contract  Unrealized
                                      Expiraton     Value  Gain (Loss)
                                      ---------  --------  -----------

Short,  2 U.S. Agency 10-year
contracts, $2,400 par of BellSouth
bonds pledged as initial margin            9/00   $ (179)  $       --

Short, 9 U.S. Treasury 5-year
contracts, $11,250 of BellSouth
bonds pledged as initial margin            9/00     (878)          (1)

Net payments (receipts) of variation
margin to date                                                     (2)
                                                           -----------

Variation margin receivable
(payable) on open futures contracts                                          (3)

-----------------------------
Other Assets Less Liabilities                                               101
-----------------------------                                          --------

                                                                       --------
NET ASSETS                                                             $ 43,725
                                                                       --------

Net Assets Consist of:

Accumulated net investment income - net of distributions               $     58

Accumulated net realized gain/loss - net of distributions                (4,848)

Net unrealized gain (loss)                                               (2,272)

Paid-in-capital applicable to 4,968,417 shares of $0.0001 par
value capital stock outstanding; 1,000,000,000 shares authorized         50,787
                                                                       --------

                                                                       --------
NET ASSETS                                                             $ 43,725
                                                                       --------

                                                                       --------
NET ASSET VALUE PER SHARE                                              $   8.80
                                                                       --------

#     Seven-day yield
ADR   American Depository Receipt
ETC   Equipment Trust Certificates
MTN   Medium Term Note
REIT  Real Estate Investment Trust
STEP Stepped coupon note for which the interest rate will adjust on specified future date(s).
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers--total of such securities at period-end amounts to 9.8% of net assets.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CORPORATE INCOME FUND
================================================================================

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                           Year
                                                                          Ended
                                                                        5/31/00
        ------------------------
        Investment Income (Loss)
        ------------------------

        Income
          Interest                                                      $ 4,032
          Dividend                                                           70
                                                                        -------
          Total income                                                    4,102
                                                                        -------
        Expenses
          Investment management                                             112
          Shareholder servicing                                             111
          Custody and accounting                                            105
          Prospectus and shareholder reports                                 23
          Registration                                                       21
          Legal and audit                                                    17
          Directors                                                           6
          Miscellaneous                                                       4
                                                                        -------
          Total expenses                                                    399
          Expenses paid indirectly                                           (2)
                                                                        -------
          Net expenses                                                      397
                                                                        -------
        Net investment income (loss)                                      3,705
                                                                        -------
        -----------------------------------
        Realized and Unrealized Gain (Loss)
        -----------------------------------

        Net realized gain (loss)
          Securities                                                     (2,732)
          Futures                                                             7
                                                                        -------
          Net realized gain (loss)                                       (2,725)

        Change in net unrealized gain (loss)
          Securities                                                     (1,278)
          Futures                                                            (1)
                                                                        -------
          Change in net unrealized gain or loss                          (1,279)
                                                                        -------
        Net realized and unrealized gain (loss)                          (4,004)
                                                                        -------

        INCREASE (DECREASE) IN NET                                      -------
        ASSETS FROM OPERATIONS                                          $  (299)
                                                                        =======

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CORPORATE INCOME FUND
================================================================================

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                                    Year
                                                                   Ended
                                                                 5/31/00       5/31/99
        ---------------------------------
        Increase (Decrease) in Net Assets
        ---------------------------------
        Operations
          Net investment income (loss)                          $  3,705      $  3,662
          Net realized gain (loss)                                (2,725)       (2,881)
          Change in net unrealized gain or loss                   (1,279)       (1,191)
                                                                ----------------------
          Increase (decrease) in net assets from operations         (299)         (410)
                                                                ----------------------
        Distributions to shareholders
          Net investment income                                   (3,707)       (3,654)
          Net realized gain                                           --          (110)
                                                                ----------------------
          Decrease in net assets from distributions               (3,707)       (3,764)
                                                                ----------------------
        Capital share transactions *
          Shares sold                                             24,511        44,593
          Distributions reinvested                                 2,230         2,468
          Shares redeemed                                        (29,832)      (34,894)
                                                                ----------------------

          Increase (decrease) in net assets from capital
          share transactions                                      (3,091)       12,167
                                                                ----------------------
        ---------------------------------
        Net Assets
        ---------------------------------
        Increase (decrease) during period                         (7,097)        7,993
        Beginning of period                                       50,822        42,829
                                                                ----------------------

        ---------------------------------
        End of period                                           $ 43,725      $ 50,822
        ---------------------------------                       ======================

      *Share information
          Shares sold                                              2,666         4,525
          Distributions reinvested                                   244           252
          Shares redeemed                                         (3,271)       (3,570)
                                                                ----------------------
          Increase (decrease) in shares outstanding                 (361)        1,207

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CORPORATE INCOME FUND
================================================================================
                                                                    May 31, 2000

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1 - Significant Accounting Policies

      T. Rowe Price Corporate Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 31, 1995. The fund seeks to provide high income and some capital growth by investing primarily in both investment-grade and noninvestment-grade corporate debt securities of U.S. and foreign companies.

      The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

      Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

      Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

      Investments in mutual funds are valued at the closing net asset T. Rowe Price Corporate Income Fundvalue per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

      Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

T. ROWE PRICE CORPORATE INCOME FUND
================================================================================

      Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon dispositon or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon dispositon or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

      Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.

Note 2 - Investment Transactions

      Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

      Noninvestment-Grade Debt Securities At May 31, 2000, the fund held investments in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

T. ROWE PRICE CORPORATE INCOME FUND
================================================================================

      Futures Contracts At May 31, 2000, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates.

      Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $38,393,000 and $41,013,000 respectively, for the year ended May 31, 2000. Purchases and sales of U.S. government securities aggregated $4,622,000 end $4,987,000, respectively, for the year ended May 31, 2000.

Note 3 - Federal Income Taxes

      No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of May 31, 2000, the fund has capital loss carryforwards for federal income tax purT. Rowe Price Corporate Income Fundposes of $3,799,000, of which $815,000 expires in 2007 and $2,984,000 in 2008. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

      At May 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $45,898,000. Net unrealized loss aggregated $2,271,000 at period-end, of which $184,000 related to appreciated investments and $2,455,000 to depreciated investments.

Note 4 - Related Party Transactions

      The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $9,000 was payable at May 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48%

T. ROWE PRICE CORPORATE INCOME FUND
================================================================================

      for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At May 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

      Under the terms of the investment management agreement, the manager is required to bear any expenses through May 31, 2001, which would cause the fund's ratio of total expenses to average net assets to exceed 0.80%. Thereafter, through May 31, 2003, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.80%. Pursuant to this agreement, $121,000 of management fees were not accrued by the fund for the year ended May 31, 2000. Additionally, $320,000 of fees and expenses related to a previous expense limitation are subject to reimbursement through May 31, 2001.

      In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $169,000 for the year ended May 31, 2000, of which $17,000 was payable at period-end.

      The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended May 31, 2000, totaled $93,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE CORPORATE INCOME FUND
================================================================================

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Corporate Income Fund, Inc.

      In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Corporate Income Fund, Inc. (the "Fund") at May 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


      PricewaterhouseCoopers LLP
      Baltimore, Maryland
      June 19, 2000

T. ROWE PRICE CORPORATE INCOME FUND
================================================================================

----------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/00
--------------------------------------------------------------------------------

      We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

      For corporate shareholders, $8,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

--------------------------------------------------------------------------------

T. ROWE PRICE SHAREHOLDER SERVICES
================================================================================

      INVESTMENT SERVICES AND INFORMATION

            KNOWLEDGEABLE SERVICE REPRESENTATIVES

            By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

            In Person Available in T. Rowe Price Investor Centers.

            ACCOUNT SERVICES

            Checking Available on most fixed income funds ($500 minimum).

            Automatic Investing From your bank account or paycheck.

            Automatic Withdrawal Scheduled, automatic redemptions.

            Distribution Options Reinvest all, some, or none of your distributions.

            Automated 24-Hour Services Including Tele*Access(R)and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

            BROKERAGE SERVICES*

            Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **

            INVESTMENT INFORMATION

            Combined Statement Overview of all your accounts with T. Rowe Price.

            Shareholder Reports Fund managers' reviews of their strategies and results.

            T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

            Performance Update Quarterly review of all T. Rowe Price fund results.

            Insights Educational reports on investment strategies and financial markets.

            Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

            * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
            ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
================================================================================

STOCK FUNDS
-------------------------

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era New Horizons*
Real Estate Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient
Growth Total
Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
-------------------------

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS+
-------------------------

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
-------------------------

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
-------------------------

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*     Closed to new investors.
+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [V6021] is issued by Security Benefit Life Insurance Company. In New York, it [FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For fund and account information or to conduct transactions, 24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement plan participants:
The appropriate 800 number appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th  Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

Invest With Confidence(R) [LOGO]
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.           F03-050  5/31/00